Restructuring Charges	12 Months Ended
Dec. 31, 2020
Restructuring Charges [Abstract]
Restructuring Charges	RESTRUCTURING CHARGES
We periodically take action to improve operating efficiencies, typically in connection with business acquisitions or changes in the economic environment. Our footprint and headcount reductions and organizational integration actions relate to discrete, unique restructuring events, primarily reflected in the following plans:
On June 26, 2020, the Company committed to a workforce reduction plan in the United States, as part of the Company's continued cost reduction efforts. The workforce reduction plan included a voluntary retirement program and involuntary severance actions which were effective as of the end of the second quarter of 2020. These actions were substantially completed in 2020 and the Company incurred $102 million in employee termination costs related to these actions. The remaining cash settlement of $39 million will occur throughout 2021, 2022 and 2023.
During the third quarter, the Company committed to additional workforce reductions outside of the United States, as part of the Company's previously announced continued cost reduction efforts. The company incurred $74 million of the approximately $148 million total costs in 2020 and the remaining expense will occur in 2021. Cash settlement of $50 million was paid in 2020 with the remaining cash settlement expected to be paid in 2021.
On May 31, 2019, we announced our intention to reconvert our Naples, Italy manufacturing plant and potentially sell the plant to a third party. On September 16, 2019, we entered into a preliminary agreement to sell the plant to a third-party purchaser and to support costs associated with the transition. In October 2019, we announced that, based on further discussions with unions and the Italian government, we would continue production at the Naples manufacturing plant in the near-term and resume negotiations with unions and the Italian government related to our exit of the plant. Our preliminary agreement to sell the plant to a third-party purchaser terminated in accordance with its terms in March 2020. We ceased production in the plant and exited the facility in 2020 as previously disclosed.

In connection with this action, we have incurred approximately $131 million total costs comprised of $43 million in asset impairment costs, $22 million in other associated costs and $66 million in employee-related costs through December 31, 2020. The Company expects all of the remaining $71 million cash settlement to occur in 2021.
In 2018, we announced actions in EMEA to reduce fixed costs by $50 million. The initiatives primarily included headcount reductions throughout the EMEA region. Additionally, we exited domestic sales operations in Turkey in 2019. These combined actions from 2018-2020 totaled $83 million and were complete as of June 30, 2020.
The following tables summarize the changes to our restructuring liability for the years ended December 31, 2020 and 2019:

Millions of dollars	12/31/2019	Charges to Earnings	Cash Paid	Non-Cash and Other	12/31/2020
Employee termination costs	$57	$253	$(165)	$—	$145
Asset impairment costs	8	1	—	(1)	8
Facility exit costs	—	4	(4)	—	—
Other exit costs	12	30	(27)	5	20
Total	$77	$288	$(196)	$4	$173

Millions of dollars	12/31/2018	Charge to Earnings	Cash Paid	Non-cash and Other	12/31/2019
Employee termination costs	$84	$84	$(111)	$—	$57
Asset impairment costs	—	74	(7)	(59)	8
Facility exit costs	(9)	22	(23)	—	—
Other exit costs	21	8	(5)	(2)	12
Total	$96	$188	$(146)	$(61)	$77

The following table summarizes 2020 restructuring charges by operating segment:

Millions of dollars	2020 Charges
North America	$81
EMEA	154
Latin America	20
Asia	10
Corporate / Other	23
Total	$288